Exhibit 99.e

                               Ronson Corporation
          Code of Business Conduct and Ethics for all Company Employees

For purposes of this Code, the "Company" includes both Ronson Corporation and its subsidiary companies. This Code applies to all employees, including the officers of the Company, and its directors. It is the Company's policy promptly to disclose publicly any waiver of this Code for any director or any executive officer of the Company. A waiver of any provision of this Code for a director or executive officer may be granted only by the Company's Board of Directors.

The Company Code of Business Conduct and Ethics has been adopted by the Board of Directors of the Company to provide guidance to all employees in areas of importance. All employees are required to read this Code carefully and to follow it in performing their duties for the Company.

No Code can cover all situations, however, and each individual must utilize the highest standard of personal integrity and take responsibility for knowing the laws, regulations and Company policies that apply to an individual employee's job responsibilities.

The Secretary and Assistant Corporation Counsel has been designated as the Company's Compliance Officer and has overall responsibilities for overseeing compliance with this Code. All violations or suspected violations of this Code shall be reported to the Compliance Officer. Reports can be made by calling the phone numbers that appear at the end of the Code, and may be made anonymously. Employees may make reports of Code violations, particularly with respect to Work Environment matters, to his or her supervisor or the Personnel Director who will in turn report to the Compliance Officer.

In addition to reporting violations (or concerns about possible violations) of law or of this Code, all employees are encouraged to report any concern about the accuracy of completeness of the Company's public financial reports or about the accuracy of its internal books and records, the adequacy of its internal controls or any accounting or operational concerns. Such financial concerns shall be reported to the Compliance Officer or the Chairman of the Audit Committee and, again, may be reported anonymously.

Any questions you may have about the interpretation and application of this Code should be directed to the Compliance Officer.

Business Practices

Loyalty and Conflicts of Interest
---------------------------------

All employees of the Company have a duty of loyalty to the Company. This means that employees shall not have any relationship with any other business which conflicts with (or creates the appearance of conflicting with) the proper performance of their Company duties or responsibilities, or which might affect their independent judgment with respect to transactions between the Company and another business.


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*    Outside Interests

Employees must advise either their Supervisor or General Manager of any outside business endeavors which might create a conflict of interest (or appearance of conflict) or which might improperly influence or appear to improperly influence their actions. For example, an employee must not have outside employment or business endeavors with a customer, supplier or competitor of the Company.

*    Personal Financial Interests

Every employee must avoid any outside financial interests which might improperly influence his or her corporate decisions or actions. Such outside financial interest could include:

     (i) a personal or financial interest (including spouse, minor children and relatives living in the same household) in any customer, supplier or competitor of the Company; or

     (ii) personal financial gain or advantage in connection with actions taken by an employee on behalf of the Company.

These direct, personal interests are prohibited. Open market investments in publicly traded companies when the employee does not have any material inside information are not prohibited by this Code.

*    Improper Personal Benefits

Conflicts of interest would also arise if an employee, officer or director receives improper personal benefits as a result of his or her position with the Company. For example, services performed by other Company employees at personal residences or unauthorized, personal travel by Company aircraft is prohibited. In addition, direct and indirect personal loans to executive officers or directors are prohibited by federal law and in turn by this Code. Loans to other employees, or guarantees of obligations for their benefit, are permitted only in accordance with applicable personnel policies and procedures.

*    Gifts, Gratuities and Entertainment

Employees should not accept payments, gifts, entertainment, discounts or other favors which may appear to place them under some obligation to a third party dealing or desiring to deal with the Company. Similarly, employees should not give any such payments, gifts, entertainment, discounts or other favors to customers or suppliers. For example, this rule prohibits the payment or receipt of bribes, kickbacks or illegal payments of cash. Certain customary business courtesies, such as covering the bill for a lunch or dinner in connection with a business meeting, normally would not violate this policy.

*    Doing Business with Friends and Relatives

The Company may do business with an employee's friend or immediate family member(1), or a business in which a friend or immediate family member has an interest, provided the employee (and his or her spouse and minor children) have no personal financial interest in the transaction and the relationship is disclosed in advance to the General Manager, who in turn will advise the Compliance Officer.


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Fair and Ethical Dealing
------------------------

Each employee should endeavor to deal fairly and ethically with the Company's customers, suppliers, competitors and other employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or other unfair dealing practice. Fair dealing with other employees prohibits any employee from misusing this Code, such as by making intentionally false statements or accusations to harm another employee.

Compliance with Laws
--------------------

It is the Company's policy to comply fully with all laws and regulations that apply to its business. As you conduct the Company's business, you may encounter a variety of legal issues, particularly in the areas described in this Section. If you have any questions on specific laws or regulations, contact the Compliance Officer.

The commitment of the Company to the highest ethical and legal standards extends to its business dealings throughout the world. The Company must obey U.S. and local laws of countries in which we do business in developing and maintaining international markets for its services. In countries where common practices might indicate standards less stringent than our own, employees should follow our standards as outlined in this Code. Employees should not take any improper actions intended to circumvent the application of local laws. If you have questions regarding specific laws or regulations, you should contact the Compliance Officer.

     (1) An immediate family member includes: spouse; parents; children; siblings; mothers/fathers-in-law; step-mother/father;
          sons/daughters-in-law; step-children; brothers/sisters-in-law; and anyone who shares the employee's home.

*    Inside Information and the Securities Laws; Outside Inquiries

As a public company, the Company is required by the Securities and Exchange Commission and the NASD to disclose promptly to the public all "material information" regarding the Company. It is illegal under the laws of the U.S. and many other countries for someone who possesses nonpublic, material information about the Company (or any company with which the Company does business) to buy or sell stock of such company, pass that information on to anyone else who does so or otherwise use such information for his or her own financial benefit. "Material information" means facts that would be likely to have an effect on the market price of a company's stock and could include information as to potential acquisitions, acquisition or loss of a major contract, business strategies, important financing transactions or internal financial information.

Inquiries about the Company from the financial press, investment analysts or financial institutions should be responded to by a designated officer of the Company. Such inquiries should be referred to the Company's Chief Financial Officer or Chief Executive Officer.

*    Consumer Product Safety Laws

Many of the products manufactured by the Company are intended for use by consumers in or around the household. We are committed to making safe products. Our policy is to take all reasonable steps to see that our products meet or exceed applicable federal, state and industry safety regulations and standards. Violation of these regulations and standards could result in injury to consumers and also expose the Company to legal action. Any issues involving products safety standards should be reported to the Company's relevant General Manager or Compliance Officer.



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*    Environmental Laws

We believe that protecting the environment is important, and we must exercise good judgment with regard to the environmental aspects of our use of buildings and land, our manufacturing processes and our products themselves. It is therefore the Company's policy to see that our products and operations meet or exceed all federal, state, local and local country environmental requirements. Any environmental issues should be reported to the Company's relevant General Manager or Compliance Officer.

*    Antitrust and Competition Laws

Laws governing competition exist in the United States, as well as in most of the industrialized countries in which the Company does business. The purpose of competition laws - which also may be known as antitrust, monopoly, fair trade or cartel laws - is to prevent interference with a competitive market system. It is the Company's policy to comply fully with all of the antitrust laws of the United States and other countries, while at the same time competing aggressively in the marketplace.

It is a violation of the antitrust laws for competitors to enter into an agreement or understanding, however informal, that unreasonably restrains trade. Price-fixing and allocation of products, markets, territories or customers are the clearest and most often prosecuted types of agreements among competitors that unreasonably restrain trade. In these cases, not only may the Company suffer large damage awards and heavy fines, but the individuals involved in the activity may be sent to jail.

No Company employee should agree with a competitor to fix prices, rig bids, or divide up customers or territories. In order to avoid the very grave risks associated with such conduct, no Company employee should ever discuss with an employee of a competitor:

     (i)   the prices at which either company will sell its products;

     (ii)  the territories in which either company will sell its products; or

     (iii) the customers to whom either company will offer its products.

In addition, agreements between two or more companies not to do business with (or boycott) some third company may violate the antitrust laws. Company employees should not discuss with others any companies or individuals with whom we will or will not do business, and should not attempt to persuade any other company to deny business to others.

It should be noted that antitrust issues often arise in conjunction with trade association activities. Company employees who attend trade association meetings must familiarize themselves with antitrust principles and legal pitfalls involved in trade association programs, and conduct themselves accordingly.


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*    Foreign Corrupt Practices Act and Related Laws

The Foreign Corrupt Practices Act and other U.S. laws prohibit American companies and individuals from making payments to foreign government employees if the purpose of those payments is to obtain or retain business with another company or the foreign government itself. These laws prohibit directly (or indirectly through an agent) making payments or substantial "gifts" to foreign government employees, officials of political parties, political candidates, or government-owned businesses. The Act imposes criminal penalties, including fines and prison sentences, on corporations and their employees who violate the law. You should report any violation of these laws or any request for a bribe immediately to the Company's Compliance Officer.

*    Import Laws

The Company must comply with import regulations and requirements when engaging in international trade. If you are involved with importing, you need to be aware of the applicable governmental regulations and requirements, including the payment of import duties. A failure to comply can result in fines, penalties, imprisonment and/or a loss of import privileges.

*    Export Laws

Export control regulations are quite complex and differ for companies located in the United States and abroad. Any employees involved in any export transactions must observe at least these three rules:

     (i) satisfy themselves that there is some export license which allows the export they want to make; and

     (ii) familiarize themselves with the list of countries against which the U.S. maintains total or partial bans on U.S. exports and the rules relating to exporting to such countries either directly or indirectly through foreign subsidiaries or other third parties; and

     (iii) any information which any employee furnishes to other Company employees, to the government or to companies that the Company may have hired to facilitate its export transactions must be truthful.

It is important to note that a domestic company may not facilitate or encourage a non-domestic company or subsidiary to perform a transaction that the domestic company could not perform directly itself pursuant to the export sanctions laws. If you have questions regarding import/export laws, contact the relevant General Manager.

Political Contributions & Activities
------------------------------------

Political contributions by corporations in connection with federal elections are unlawful in the United States. In addition, state and local political contributions are in many cases prohibited or are otherwise carefully regulated by law. Each employee is individually free to pursue political activities including contributions he or she deems appropriate; however, individual contributions must not be made with the Company's funds, or be reimbursed by the Company. Employees who participate in partisan political activities should not in any way suggest or state that they speak or act on behalf of the Company.

Work Environment
----------------

*    Policy Against Sexual & Other Harassment


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The Company strives to provide all employees with a healthy, safe and productive work environment. This work environment extends beyond such physical conditions as a well-swept floor or the safety of a plant. The Company work climate also must be free from discrimination and harassment based on race, color, religion, sex, sexual orientation, age, national origin, disability, veteran status or other facts that are unrelated to the Company's legitimate business interests. The Company will not tolerate harassment (including sexual advances, actions or comments of a sexual nature including explicit jokes, comments, e-mails, gestures or pictures) or any conduct in the workplace that creates, in the judgment of the Company's management, an intimidating, hostile or otherwise offensive environment by anyone, including any manager, employee, vendor or customer of the Company.

If you believe that you are subject to such conduct, you should bring such activity to the attention of the Company, either by informing your supervisor, relevant General Manager or Compliance Officer as you feel comfortable and deem appropriate. Employees who are found to have engaged in harassment or discrimination, or to have misused their positions of authority in this regard, are subject to disciplinary measures, up to and including dismissal.

*    Violence-free & Drug-free Workplace

The Company promotes a safe work environment for all its employees. Some activities that are prohibited because they clearly are not conducive to a safe work environment are: (i) threats and intimidation; (ii) violent behavior; (iii) possession of weapons of any type; and (iv) the use, distribution, sale or possession of illegal drugs, any other controlled substance (excluding prescribed medication) or alcohol. Any such activity should be brought to the attention of your supervisor, relevant General Manager or the Compliance Officer as you deem appropriate. Any violent threats or assaults that require immediate attention should be reported to security (if applicable at the subject facility) or police.

In addition, employees should not be on Company premises or in the Company work environment if they are under the influence of or adversely affected by illegal drugs, controlled substances or alcohol. Employees who engage in prohibited workplace activities may be removed from the work premises and are subject to disciplinary measures, up to and including dismissal. Criminal behavior will be reported and prosecuted.

Use of Company and Customer Resources
-------------------------------------

*    General

The ability of the Company to meet its broad commitments to customers, suppliers, employees, stockholders and communities depends on ethically and efficiently utilizing Company and customer resources. These resources include technology, data, buildings, land, equipment, cash and the time and talent of employees.

As employees, we may not make improper use of Company or customer resources nor permit others to do so. Improper use includes unauthorized appropriation, possession or use of Company or customer assets. Examples range from taking office supplies home for personal use, to padding business travel expense reports, to failing to legitimately track hours worked.

*    Internal Controls

The Company has established financial and operating control standards and procedures to ensure that all Company assets are protected and properly used and that financial records are accurate and reliable. Internal controls are everyone's responsibility. All employees share in the responsibility for maintaining and complying with required internal controls and ensuring that Company assets are not misused.




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*    Information Technology

The Company's information technology resources, including e-mail, are to be used for authorized business purposes. Employees shall not use information resources for unauthorized purposes, such as advertisement, solicitation, harassment, personal profit, or for any unlawful or unethical purpose. Employees should not have any expectation of privacy regarding any material stored, created, received, sent or accessed using any Company information technology resources, including e-mail and web site visits. The Company reserves and will exercise its authority to monitor, intercept and disclose any such materials for any legitimate business reason, including evaluating work performance, detecting crime, and investigating unauthorized use of resources consistent with applicable local laws in the countries in which the Company has operations.

*    Proprietary Information

The Company's intellectual property which includes pricing data, customer lists, financial information, information regarding business needs of customers, knowledge about business opportunities, designs, engineering and manufacturing know-how and processes, a variety of internal databases, patent applications, copyrighted material and other information useful to the Company's business that is not known to its competitors is vital to the Company's success and should only be used for the benefit of the Company in the ordinary course of employment. Care must be taken in connection with such information or the property rights in such information may be destroyed.

To avoid unintentional disclosure of proprietary information, never discuss with any unauthorized person proprietary information that has not been made public by the Company. This information includes unannounced products, prices, sales volume, earnings, proposed acquisitions or dispositions of businesses, procurement plans, capital requirements, product performance data, marketing and service strategies, business plans, and other confidential information. Care must also be taken when discussing proprietary information with authorized Company employees in the presence of others who are not authorized. For example, care should be taken if discussing proprietary information of the Company at trade shows or in public areas, such as an airplane or elevator. In addition, you should be careful not to disclose proprietary information of the Company when discussing work related matters with family members and friends, since the potential exists for information revealed during those discussions to be innocently or inadvertently disclosed to someone else.


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*    Cash and Bank Accounts

All cash and bank account transactions must be handled so as to avoid any question of bribery, kickbacks, other illegal or improper payments or any suspicion of impropriety whatsoever. All cash transactions must be recorded clearly and accurately in the Company's accounting records.

All accounts of Company funds must be established and maintained in the name of the Company or one of its subsidiaries, with the exception of petty cash accounts approved by the relevant General Manager or Controller. All transactions and accounts involving Company funds must be clearly and accurately identified in the Company's books and records.

*    Electronic Personal Data

Personal identifying data of employees, consumers, or others that is collected, stored, and/or processed by the Company may be subject to data privacy regulations imposed on a regional, national, or local level. Because of conflicts among these data privacy laws, the Company has also imposed upon itself certain restrictions having the force of law. Before collecting any such data, processing it for use in our business, or transferring it outside the Company, you should contact your relevant General Manager or the Compliance Officer.

Implementation and Compliance

The Secretary and Assistant Corporation Counsel, as Ronson Corporation's Compliance Officer, has overall responsibility for overseeing compliance with this Code. The Compliance Officer's address is:

                             Justin P. Walder, Esq.
                             Walder, Hayden & Brogan
                               5 Becker Farm Road
                               Roseland, NJ 07068
                          Telephone No.: (973) 992-5300

All reports will be thoroughly investigated. The Compliance Officer will take appropriate actions to implement this Code.

Each of us is responsible for his or her own actions. Integrity is a personal responsibility. No employee can justify or escape the consequences of an illegal or unethical act or a violation of this Code by claiming it was ordered by someone in higher management. No one, regardless of position in the Company, is ever authorized to direct an employee to commit an illegal or unethical act or to violate this Code.

Any employee violating this Code will be subject to disciplinary action, up to and including discharge, and could be subject to civil or criminal legal proceedings.

Reporting Possible Violations
-----------------------------

Honest differences of opinion concerning appropriate business conduct and ethics are inherent in any large organization. You may therefore be faced with a circumstance or situation that you think (but are not sure) may violate this Code. In general, you are expected to discuss and attempt to resolve these matters through normal management channels.

If you believe it is inappropriate to discuss the matter with your immediate supervisor, or if a difference of views persists even after discussion, you should seek to resolve the matter at the next highest level of management or with any other member of management. If you are uncomfortable discussing the matter





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with a member of management, you may discuss it with the Compliance Officer. All such reports to the Compliance Officer will be treated confidentially. Employees are also expected to cooperate fully in any investigation of a violation or possible violation of this Code that is conducted by the Company.

Reprisal or retaliation of any kind against an employee who discusses or reports a violation of this Code, or what he or she honestly believes may be a violation of this Code, with management or the Compliance Officer is forbidden. Reprisal or retaliation of any kind against an employee who cooperates in any investigation of a violation or possible violation of this Code that is conducted by the Company or legal authorities is also forbidden. A violation of this prohibition against retaliation will also result in disciplinary action up to and including discharge.

Possible Sanctions
------------------

The policies in this Code are important to the Company and must be taken seriously by all of us as employees. Accordingly, violations of these policies will not be tolerated and may result in one or more of the following sanctions, as appropriate and in accordance with local country laws:

     o    a warning;
     o a reprimand (which will be noted in individual's permanent personnel record);
     o    probation;
     o    demotion;
     o    temporary suspension;
     o    dismissal;
     o    required reimbursement of losses or damages; and/or
     o    referral for criminal prosecution or civil action.

Conclusion

No written code can cover every situation that might arise or set forth a rule to follow in all situations. Obviously there are other Company policies and practices, as well as common sense standards of conduct and individual conscience, to which you are expected to adhere. Each employee is specifically given notice that the Company will enforce the rules set forth in this Code.